SAFE Agreements and Fair Value Measurements	9 Months Ended
Sep. 30, 2025
SAFE Agreements and Fair Value Measurements [Abstract]
SAFE Agreements and Fair Value Measurements

Note 8 - SAFE Agreements and Fair Value Measurements

Prior to the Closing, SEE ID had issued Simple Agreements for Future Equity (the “SAFE agreements”) to investors for proceeds totaling $8,480,217. Under the terms of these SAFE agreements, which had stated discount rates ranging from 67% to 80%, the following would happen upon the occurrence of these events (all capitalized terms are as defined in the SAFE agreements):

a)	Equity Financing - the SAFE agreements will automatically convert into the number of shares of Safe Preferred Stock equal to the Purchase Amount divided by the Discount Price with certain SAFE agreements subject to a post-money valuation cap of $30,000,000.

b)	Liquidity Event - the SAFE agreements will automatically be entitled to receive a portion of Proceeds, due and payable to the Investor immediately prior to, or concurrent with, the consumption of such Liquidity Event, equal to the greater of (i) the Purchase Amount (the “Cash-Out Amount”) or (ii) the amount payable on the number of shares of Common Stock equal to the Purchase Amount divided by the Liquidity Price.

c)	Dissolution Event - the Investor will automatically be entitled to receive a portion of Proceeds equal to the Cash-Out Amount, due and payable to the Investor immediately prior to the consummation of the Dissolution Event.

In accordance with FASB ASC 815-40, Contracts in Entity’s Own Equity, the Company determined that the SAFE agreements represented freestanding financial instruments and, accordingly, classified them as derivative liabilities in the accompanying condensed consolidated balance sheets. The SAFE agreements were carried at estimated fair value, which was determined by the Company via a probability-weighted expected return method.

The Business Combination, which closed on June 18, 2025, as described in Note 3, qualified as an “Equity Financing” under the terms of the Company’s SAFE agreements. As a result, all outstanding SAFE notes were converted into 2,909,057 shares of Common Stock. The Company recognized a fair value change in the SAFE notes of $17,368,415, based on the fair value of the Common Stock at Closing of $14.00 per share. Accordingly, no SAFE notes remained outstanding as of September 30, 2025.

For the three and nine months ended September 30, 2025 and 2024, the SAFE note activity was as follows:

	For the three months ended September 30,		For the nine months ended September 30,
	2025	2024	2025	2024
SAFE agreements at fair value, beginning of period	$-	$21,200,160	$23,334,626	$4,602,950
SAFE agreements issued for cash	-	700,000	23,752	3,834,500
Change in fair value	-	764,446	17,368,415	14,227,156
SAFE notes converted into shares	-	-	(40,726,793)	-
SAFE agreements at fair value, end of period	$-	$22,664,606	$-	$22,664,606

Derivative Instruments: Derivative instruments that are not traded on an exchange are valued using conventional calculations/models that are primarily based on unobservable inputs such as private company unit price and volatilities, and therefore, such derivative instruments are included in Level 3.

Upon the completion of the Business Combination, all outstanding derivatives were converted into shares of the Company’s Common Stock. The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis as of September 30, 2025 and December 31, 2024, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	September 30, 2025	December 31, 2024
Derivative liabilities	3	$-	$23,334,626